Exhibit 10.1                         ***  TEXT OMITTED AND FILED SEPARATELY
                                          CONFIDENTIAL TREATMENT REQUESTED



                             10b5-1 Repurchase Plan

     This Repurchase Plan, dated May 27, 2008 (this "Repurchase Plan"), between BOK Financial Corporation (the "Issuer") and BOSC, Inc. ("BOSC").

     WHEREAS, the Issuer desires to establish this Repurchase Plan to repurchase shares of its common stock (the "Stock"); and

     WHEREAS, the Issuer desires to engage BOSC to effect repurchases of shares of Stock in accordance with this Repurchase Plan;

     NOW, THEREFORE, the Issuer and BOSC hereby agree as follows:

1. (a) Subject to the Issuer's continued compliance with Section 2 hereof, BOSC shall effect a purchase or purchases (each, a "Purchase") of shares of the Stock, not to exceed *** shares of Stock (the "Total Plan Shares"), only during the Purchase Periods (as defined below), as follows:

Purchase Price Range                                                            Number of Shares to be Purchased
-------------------                                                             --------------------------------
Greater than *** times the EPS Formula                                          None

Greater than *** times the EPS Formula and less than or equal to                Up to *** shares, but not
*** times the EPS Formula                                                       more than 50% of the
                                                                                maximum allowable volume under
                                                                                Rule 10b-18

Greater than or equal to *** times the EPS Formula but less than                Up to *** shares, but not
or equal to *** times the EPS Formula                                           more than 75% of the
                                                                                maximum allowable volume under
                                                                                Rule 10b-18

Less than *** times the EPS Formula                                             Up to *** shares

     For purposes of this Repurchase Plan, "EPS Formula" means the sum of the prior two quarter of BOKF earnings per share and the forward two quarter of BOKF earnings per share as determined by the Consensus Estimates. For purposes of this Repurchase Plan, "Consensus Estimates" means the median quarterly BOKF earnings per share estimate provided by Bloomberg.

     For purposes of this Repurchase Plan , "Purchase Periods" means those time periods beginning on the first day of each calendar year quarter (i.e. January 1, April 1, July 1, and October 1) and ending forty-eight hours after the Issuer has issued a press release respecting its quarterly earnings except in the case of the first quarter beginning January 1, in which case, the Purchase Period shall begin January 1 and end forty-eight hours after the Issuer has issued a press release respecting its annual earnings. A Purchase may only occur during a Purchase Period.

     This Agreement does not prohibit Issuer from purchasing Stock at times other than the Purchase Periods.

     (b) Purchases may be made in the open market or through privately negotiated transactions. BOSC shall comply with the requirements of paragraphs b(2), b(3) and b(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the Purchases of Stock in the open market pursuant to this Repurchase Plan. The Issuer agrees not to take any action that would cause Purchases not to comply with Rule 10b-18 or Rule 10b5-1.

2. The Issuer shall pay BOSC a commission of $0.04 per share of Stock repurchased pursuant to this Repurchase Plan. In accordance with BOSC's customary procedures, BOSC will deposit shares of Stock purchased hereunder into an account established by BOSC for the Issuer against payment to BOSC of the purchase price therefore and commissions and other amounts in respect thereof payable pursuant to this Section. The Issuer will be notified of all transactions pursuant to customary trade confirmations.

3. (a) This Repurchase Plan shall become effective May 27, 2008 and shall terminate upon the first to occur of the following:

     (1)  the one-year anniversary of the date hereof;

     (2) the purchase of the number of Total Plan Shares pursuant to this Repurchase Plan;

     (3) the end of the second business day following the date of receipt of BOSC of notice of early termination substantially in the form of Appendix A hereto, delivered by fascimilie to (918) 588 - 6510,
          Attention:  Scott  Grauer,  confirmed  by telephone to Scott Grauer at
          (918) 595 -3165.

     (4) The commencement of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Issuer to authorize or commence any of the foregoing;

     (5) The public announcement of a tender or exchange offer for the Stock or of a merger, acquisition, recapitalization or other similar business combination as a result of which the Stock would be exchanged for or converted into cash, securities or other property; or

     (6)  The failure of the issuer to comply with Section 2 hereof.

     (b) Sections 2 and 12 of the Repurchase Plan shall survive any termination hereof. In addition, the Issuer's obligation under Section 2 hereof in respect of any shares of Stock purchased prior to any termination thereof shall survive any termination hereof.

4. The Issuer understands that BOSC may not be able to effect a Purchase due to market disruption or legal, regulatory or contractual restrictions or internal policy applicable to BOSC or otherwise. If any Purchase cannot be executed as required by Section 1 due to a market disruption, a legal, regulatory or contractual restriction or internal policy applicable to BOSC or any other event, such Purchase shall be cancelled and shall not be effected pursuant to this Repurchase Plan.

5. The Issuer represents and warrants, on the date hereof and on the date of any amendment hereto, that (a) it is not aware of material, nonpublic information with respect to the Issuer or any securities of the Issuer (including the Stock), (b) it is entering into or amending, as the case may be, this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws and (c) it execution of this Repurchase Plan or amendment hereto, as the case may be, and the Purchases contemplated hereby do not and will not violate or conflict with Issuer's certificate of incorporation or by-laws or, if applicable, any similar constituent document, or any law, rule regulation or agreement binding on or applicable to the Issuer or any of its subsidiaries or any of its or their property or assets.

6. It is the intent of the parties that this Repurchase plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and, if applicable, Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

7. At the time of the Issuer's execution of this Repurchase Plan, the Issuer has not entered into a similar agreement with respect to the Stock. The Issuer agrees not to enter into any such agreement while this Repurchase Plan remains in effect.

8. Except as specifically contemplated hereby, the Issuer shall be solely responsible for compliance with all statutes, rules and regulations applicable to this Issuer and the transactions contemplated hereby, including, without limitation, reporting and filing requirements.

9. This Repurchase Plan shall be governed by and construed in accordance with the laws of the State of Oklahoma and may be modified or amended only by a writing signed by the parties hereto.

10. The number of Total Plan Shares, other share amounts and prices, if applicable, set forth in section 1(a) shall be adjusted automatically on a proportionate basis to take into account any stock spit, reverse stock split or stock dividend with respect to the Stock or any change in capitalization with respect to the Issuer that occurs during the term of this Repurchase Plan.

11. Except as contemplated by Section 3(a)(3) of this Repurchase Plan, the Issuer acknowledges and agrees that it does not have authority, influence or control over any Purchase effected by BOSC pursuant to this Repurchase Plan and the Issuer will not attempt to exercise any authority, influence or control over Purchases. BOSC agrees not to seek advise form the Issuer with respect to the manner in which it effects Purchases under this Repurchase Plan.

12. The Issuer agrees to indemnify and hold harmless BOSC and its officers, directors, employees and representatives against any loss, claim, damage or liability , including legal fees and expenses, arising out of any action or proceeding relating to this Repurchase Plan or any Purchase, except to the extent that any such loss, claim, damage or liability is determined to be non-appealable determination of a court of competent jurisdiction to be solely the result of the indemnified person's willful misconduct.


     IN WITNESS WHEREOF, the undersigned have signed this Repurchase Plan as of the date first written above.


BOK FINANCIAL CORPORATION



By:  /s/ Steve E. Nell
    -----------------------
    Steven E. Nell, Chief Financial Officer


BOSC, INC.



By:  /s/ Scott B. Grauer
    -----------------------
    Scott  B. Grauer, President

Appendix A


                Request for Early Termination of Repurchase Plan

To:  BOSC, Inc.

     As of the date hereof, BOK Financial Corporation hereby requests termination of the Repurchase Plan, dated May 27, 2008, in good faith and not as part of a plan or scheme to evade the prohibition of Rule 10b5-1 or other applicable securities laws.

IN  WITNESS  WHEREOF,   the  undersigned  has  signed  this  Request  for  Early
Termination of Plan as of the date specified below.


BOK FINANCIAL CORPORATION



By: ______________________________________
    ______________________________________
                  [Date]